UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 28, 2007

CASCADE NATURAL GAS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

1-7196	91-0599090
(Commission File Number)	(IRS Employer Identification No.)

222 Fairview Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 28, 2007, Cascade Natural Gas Corporation (the “Company”) and MDU Resources Group, Inc. (“MDU”) issued a joint news release announcing that final regulatory approval of the acquisition of the Company by MDU pursuant to an Agreement and Plan of Merger dated July 8, 2006 was obtained. It is anticipated that the merger will be completed in the first week of  July 2007.

The merger was approved by the Washington Utilities and Transportation Commission on June 27, 2007.  Approval of the of the merger has also been obtained from the Oregon Public Utility Commission, the North Dakota Public Service Commission and the Minnesota Public Utilities Commission.

The news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01               Exhibits and Financial Statements.

d.             Exhibits

Exhibit No.	Description of Exhibit
99.1	News Release, dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Date: June 28, 2007	By:	/s/ David W. Stevens
David W. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	News Release, dated June 28, 2007.